SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS RREEF Global Real Estate Securities Fund
Effective on or about August 15, 2019, the following information is added to the existing disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:
For DWS RREEF Global Real Estate Securities Fund, the Advisor has voluntarily agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) at 0.79% for Class R6. This voluntary waiver and/or reimbursement may be terminated at any time at the option of the Advisor.
Please Retain This Supplement for Future Reference
July 12, 2019
PROSTKR-73